SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2003


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19437                    11-2962080
          --------                    -------                    ----------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)


2815 Second Avenue, Suite 100, Seattle, Washington                       98121
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 11, 2002, Cellular Technical Services Company, Inc. ("CTS"), and GTS Prepaid, Inc. ("GTS"), entered into an agreement whereby CTS agreed to (i) transfer to GTS on a consignment basis its inventory of pre-paid phone cards and
(ii) authorize GTS to act as its agent to collect certain accounts receivable. Such transaction closed on January 7, 2003. The inventory and accounts receivable had been owned by Isis Tele-Communications, Inc., a subsidiary of CTS ("ISIS"), and had been pledged to CTS as security for a loan to ISIS. Upon ISIS' default under such loan, CTS foreclosed on its security interest in such assets.

On February 21, 2003, GTS will pay to CTS an agreed upon sales price for each of the pre-paid phone cards it has sold and all accounts receivable collected. The aggregate sales price for the inventory that CTS will receive if all the pre-paid phone cards are sold is $46,193.14. The total amount that CTS will receive if all the accounts receivable assigned for collection to GTS are collected is $512,797.36. GTS will keep all amounts it receives from the sale of the pre-paid phone cards that exceeds the agreed upon sales price for such cards. On February 27, 2003, CTS and GTS will determine whether to extend the agreement with respect to remaining inventory and uncollected accounts receivable.

CTS does not intend to produce or sell pre-paid phone cards in the future.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Pro Forma Financial Information

The unaudited condensed consolidated pro forma balance sheet as of September 30, 2002 is derived from the unaudited balance sheet presented in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and reflects the disposition of ISIS as though the transaction occurred on September 30, 2002. The unaudited condensed consolidated pro forma statement of operations for the nine months ended September 30, 2002 was derived from the Company's unaudited statement of operations in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and reflects the disposition of ISIS as though the transaction occurred on January 1, 2002. The unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2001 was derived from the Company's statement of operations for the year ended December 31, 2001 included in its 2001 Annual Report on Form10-K, and reflects the disposition of ISIS as though the transaction occurred on January 1, 2001.

You should not assume that these pro forma statements are indicative of future results or the results the Company would have achieved had the transaction occurred at the dates presented. Additionally, these pro forma financial statements were prepared under rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X. We did not assume that any cost savings or synergies occurred following this transaction.

You should read these pro forma financial statements in conjunction with the historical financial statements included in the Company's 2001 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The pro forma adjustments made in this Current Report on Form 8-K require the Company to use estimates and assumptions based on currently available information. The Company believes the estimates and assumptions are reasonable, and that the significant effects of this transaction have been properly reflected in our pro forma financial statements. However, actual results may differ from the estimates and assumptions used.

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                    (In $000)


                                                                CTS            Pro Forma               As
                                                                ---            ---------               --
                                                             Historical       Adjustments           Adjusted
                                                             ----------       -----------           --------
                          ASSETS
 CURRENT ASSETS
 Cash and cash equivalents                                        $3,996             $ 29      b       $4,025
 Accounts receivable, net of reserves of $240                        768             (762)     a            6
 Inventories                                                         414             (414)                  -
 Prepaid expenses, deposits and other current assets                 184              (79)     a          105
                                                           -------------     ------------         -----------
 Total Current Assets                                              5,362           (1,226)              4,136
 PROPERTY AND EQUIPMENT, net                                         304              (27)     a          277
 LONG-TERM INVESTMENT                                              1,754                -               1,754
                                                           -------------     ------------         -----------
 TOTAL ASSETS                                                     $7,420          $(1,253)             $6,167
                                                           =============     ============         ===========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES
 Accounts payable and accrued liabilities                         $1,020           $ (876)     a        $ 144
 Payroll related liabilities                                         156              (71)     a           85
 Customers' deposits and deferred revenue                            129             (129)     a            -
                                                           -------------     ------------         -----------
 Total Current Liabilities                                         1,305           (1,076)                229

 STOCKHOLDERS' EQUITY

 Preferred Stock, $0.01 par value per share, 5,000
  shares authorized, none issued and outstanding                       -                -                   -

 Common Stock, $0.001 par value per share, 30,000 shares
  authorized, 2,292 shares issued and
  outstanding at September 30, 2002                                   23                -                  23
 Additional paid-in capital                                       29,976                -              29,976
 Accumulated deficit                                             (23,884)            (177)     c      (24,061)
                                                           -------------     ------------         -----------
 Total Stockholders' Equity                                        6,115             (177)              5,938
                                                           -------------     ------------         -----------
 TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                                           $7,420          $(1,253)             $6,167
                                                           =============     ============         ===========

                                                           See accompanying notes.


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                  (In $000, except share and per share amounts)


                                             CTS Historical    Pro Forma           As Adjusted
                                             --------------    ---------           -----------
                                                              Adjustments
                                                              -----------
REVENUE

Phonecards                                      $  9,417       $ (9,417)      d             -
                                                --------       --------              --------
Total Revenue
                                                   9,417         (9,417)                    -
COSTS AND EXPENSES

 Cost of phonecards                                9,262         (9,262)      d             -

 Sales and marketing                                 788           (449)      d      $    339

 General and administrative                          871           (184)      d           687

 Research and development                          1,217              -                 1,217
                                                --------       --------              --------
Total Costs and Expenses                          12,138         (9,895)                2,243
                                                --------       --------              --------
LOSS FROM OPERATIONS
                                                  (2,721)           478                (2,243)

OTHER INCOME, net                                      5             (2)      d             3

INTEREST INCOME, net                                  64              -                    64
                                                --------       --------              --------
LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES AND CHANGE
IN ACCOUNTING PRINCIPLE                           (2,652)           476                (2,176)

INCOME TAX PROVISION                                 (12)             3       d            (9)
                                                --------       --------              --------
LOSS FROM CONTINUING OPERATIONS
BEFORE THE EFFECT OF A CHANGE IN
ACCOUNTING PRINCIPLE                            $ (2,664)      $    479              $ (2,185)
                                                ========       ========              ========

BASIC AND DILUTED PER SHARE DATA:

Loss from continuing operations before the
effect of a change in accounting principle      $  (1.17)      $   0.21              $  (0.96)
                                                ========       ========              ========

WEIGHTED AVERAGE SHARES
OUTSTANDING:

     Basic                                         2,292          2,292                 2,292

     Diluted                                       2,293          2,293                 2,293


                             See accompanying notes.

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2001 (In
                    $000 except share and per share amounts)


                                                      Pro Forma
                                                      ---------
                                    CTS Historical   Adjustments          As Adjusted
                                    --------------   -----------          -----------
REVENUES

  Phonecards                           $ 15,148       $(15,148)      d             -

  Services                                5,268              -              $  5,268
                                       --------       --------              --------
  Total Revenues                         20,416        (15,148)                5,268

COSTS AND EXPENSES

  Cost of phonecards                     14,812        (14,812)      d             -
  Cost of services                        1,287              -                 1,287
  Sales and marketing                     1,241           (757)      d           484
  General and administrative              1,917           (633)      d         1,284
  Research and development                1,841              -                 1,841
                                       --------       --------              --------
  Total Costs and Expenses               21,098        (16,202)                4,896
                                       --------       --------              --------
(LOSS) INCOME FROM OPERATIONS
                                           (682)         1,054                   372

OTHER INCOME, net                           974              -                   974

INTEREST INCOME                             308            171       d           479
                                       --------       --------              --------
INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME TAXES             600          1,225                 1,825

INCOME TAX BENEFIT                          (11)             -                   (11)
                                       --------       --------              --------

INCOME FROM CONTINUING OPERATIONS      $    611       $  1,225              $  1,836
                                       ========       ========              ========
EARNINGS PER SHARE:

  Basic                                $   0.27       $   0.53              $   0.80
                                       ========       ========              ========

  Diluted                              $   0.27       $   0.53              $   0.80
                                       ========       ========              ========

WEIGHTED AVERAGE SHARES
OUTSTANDING:
  Basic                                   2,292          2,292                 2,292
  Diluted                                 2,302          2,302                 2,302


                             See accompanying notes.

                    CELLULAR TECHNICAL SERVICES COMPANY, INC
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

BASIS FOR PRESENTATION OF PRO FORMA FINANCIAL STATEMENTS

The amounts in the unaudited pro forma balance sheet and the pro forma statements of operations referred to as CTS Historical are derived from the consolidated balance sheet of the Company as of September 30, 2002 and the consolidated statements of operations for the nine month period ended September 30, 2002 and for the year ended December 31, 2001.

The pro forma financial statements reflect the impact of the Consignment and Agency Agreement with GTS Prepaid, Inc. and the assumed disposal of all other remaining assets and settlement of all remaining liabilities of ISIS as of September 30, 2002 and for the periods presented.

PRO FORMA ADJUSTING ENTRIES

          (a) Adjustment to reflect the transfer of inventories and accounts receivable in connection with the Consignment and Agency Agreement with GTS Prepaid, Inc. and to exclude the remaining assets and liabilities of ISIS as of September 30, 2002, as if they were disposed of or settled on that date.

          (b) Adjustment to record pro forma net cash proceeds of $29,000 from the collection of assigned receivables and sales of consigned inventory and from the estimated realizable value of the remaining assets of ISIS, net of the estimated cash disbursements necessary to settle remaining liabilities of ISIS as of September 30, 2002, as follows:


          Transfer of inventories and receivables to GTS Prepaid, Inc.   $1,176,000
          Realization of other current assets                                79,000
          Severance and other lease termination and exit costs             (100,000)
          Transaction costs and fees                                        (50,000)
          Settlement of remaining liabilities                            (1,076,000)
                                                                         ----------
                            Net pro forma cash proceeds                  $   29,000
                                                                         ==========

          Actual proceeds from the disposition of assets and liabilities will be subject to adjustment based upon the final closing balance sheet and the outcome of the sale of inventories and collection of receivables by GTS.

          (c) Adjustment to record a pro forma net loss on the abandonment of remaining property and equipment of ISIS at September 30, 2002 with the pro forma assumption that no proceeds will be realized from the disposal of these assets and to record related estimated severance, lease termination costs and transaction costs. The actual loss will be based on net book value of the assets upon disposal less sales proceeds, if any.

          (d) Adjustment to exclude revenues and expenses of ISIS (other than administrative costs allocated from the parent Company) from the statement of operations for the period, as if it were sold as of the first day of the period presented.

     (b)  Exhibits

           10.1 Consignment and Agency Agreement between Cellular Technical Services Company, Inc. and GTS Prepaid, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2003

                                        CELLULAR TECHNICAL SERVICES
                                        COMPANY, INC.


                                        By: /s/ Bruce R. York
                                           -------------------------------------
                                           Name:  Bruce R. York
                                           Title: Vice President and Chief
                                                  Financial Officer

                                  Exhibit Index

        EXHIBIT NO.         DESCRIPTION
        -----------         -----------
        10.1                Consignment and Agency Agreement between Cellular
                            Technical Services Company, Inc. and GTS Prepaid,
                            Inc.